RESTRICTED STOCK AWARD AGREEMENT NOTICE
ADVANCED EMISSIONS SOLUTIONS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN, AS AMENDED
NOTICE OF RESTRICTED STOCK AWARD

Grantee’s Name and Address:	_________________________________________________________

_________________________________________________________

_________________________________________________________

     You have been granted the right to receive shares of Common Stock of the Company, subject to the terms and conditions of this Notice of Restricted Stock Award (the “Notice”), under the Advanced Emissions Solutions, Inc. Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Restricted Stock Award Agreement (the “Agreement”) attached hereto, and, if applicable, any written employment agreement you may have with the Company or a Company affiliate which addresses the award and vesting of Company Common Stock (the “Employment Agreement”) as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice. In the event of any conflict between the vesting provisions applicable to the Shares as set forth in this Notice and the Employment Agreement, the Employment Agreement shall control.

Award Number	_________________________________________________________

Grant Date	_________________________________________________________

Vesting Commencement Date	_________________________________________________________

Total Number of Shares	_________________________________________________________
of Common Stock Awarded

Vesting Schedule:
     Subject to Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement, the Plan and the Employment Agreement, the Shares will “vest” in accordance with the following schedule:

[One-third of the total number of Shares of Common Stock awarded shall vest on the Vesting Commencement Date, and one-third of the Total Number of Shares of Common Stock Awarded shall vest on each yearly anniversary of the Vesting Commencement Date thereafter.]
[Insert vesting terms for New Hire and Anniversary Awards to Employees]
[Insert vesting terms for Director RSAs]

In the event of Grantee’s change in status from Employee or Director to Consultant, the vesting of the Shares shall continue only to the extent determined by the Administrator as of such change in status.

     The Fair Market Value of Shares on any vesting date shall be determined as set forth in the Plan. For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to forfeiture; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement, the Plan and the Employment Agreement. Shares that have not vested are deemed “Restricted Shares”. If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share. Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement and Section 11 of the Plan relating to the release of forfeiture provisions in the event of a Corporate Transaction or Change of Control, and the Employment Agreement.

Withholding of Taxes:

See Section 6 of the Agreement as to how the Grantee may satisfy his or her withholding obligations, including authorizing the Company to transfer to the Company the number of vested Shares held in book entry form or escrow that have an aggregate Fair Market Value equal to the withholding obligations.

[Signature page follows]

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, the Agreement, and the Employment Agreement and that signed copies of this Notice and the Agreement (including signed copies of Exhibits A, B and C thereto, as applicable) have been exchanged between the parties.
ADVANCED EMISSIONS SOLUTIONS, INC.
By: ______________________________________________________
Title: ____________________________________________________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER) AND AS SET FORTH IN THE EMPLOYMENT AGREEMENT AND IN THIS NOTICE. THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE UNLESS OTHERWISE SPECIFIED IN THE EMPLOYMENT AGREEMENT. THE GRANTEE ACKNOWLEDGES THAT UNLESS THE EMPLOYMENT AGREEMENT SPECIFIES TO THE CONTRARY, GRANTEE’S EMPLOYMENT STATUS IS AT WILL.
     The Grantee acknowledges receipt of a copy of the Plan and the Agreement (including Exhibits A, B & C thereto) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement, the Plan and the Employment Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement, the Plan and the Employment Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Agreement shall be resolved in accordance with Section 20 of the Agreement and that all disputes arising out of or relating to the Employment Agreement shall be resolved as set forth in the Employment Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

GRANTEE:

Dated: ______________________	Signed: _________________________________________

Print Name: _____________________________________

3

Award Number: __________________
ADVANCED EMISSIONS SOLUTIONS INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN, AS AMENDED
RESTRICTED STOCK AWARD AGREEMENT
1.    Award of Shares. ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Company”), hereby awards to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”), subject to the Notice, this Restricted Stock Award Agreement (the “Agreement”) and the terms and provisions of the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), and any written employment agreement the Grantee has with the Company or a Company affiliate addressing the award and vesting of Company Common Stock (the “Employment Agreement”), all of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares awarded hereunder will be deemed issued to the Grantee as fully paid and non-assessable shares and the Grantee will have the right to vote the Shares at meetings of the Company’s stockholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.
2.    Consideration. The grant of the Shares is made in consideration of the services to be rendered by the Grantee to the Company.
3.    Transfer Restrictions. The Shares awarded to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and, if any such attempt is made, the Shares will be forfeited by the Grantee and all of the Grantee's rights to such shares shall immediately terminate without any payment or consideration by the Company.
4.    Custody/Escrow of Stock. The Restricted Shares may be credited to the Grantee in book entry form and held, along with any Additional Securities (as defined below and which shall also constitute “Restricted Shares” under this Agreement), in custody by the Company or an agent for the Company until the applicable restrictions have expired and the Grantee provides other instructions. If any certificates are issued for Restricted Shares during any period of restriction, such certificates shall bear an appropriate legend as determined by the Company referring to the applicable terms, conditions and restrictions and the Grantee shall deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or his or her designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice and continue to be subject to forfeiture, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or his or her designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of all Restricted Shares, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares, subject, however, to satisfaction of any withholding obligations provided in Section 6 below.
5.    Distributions. The Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether vested or not), less any applicable withholding obligations.
6.    Section 83(b) Election and Withholding of Taxes.
(a)    Section 83(b) Election and Representations and Warranties of the Grantee. The Grantee hereby represents that he or she understands (i) the contents and requirements of the 83(b) Election, (ii) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (iii) the nature of the election to be made by the Grantee under Section 83(b) and the consequences of either making or not making the 83(b) Election, and (iv) the effect and requirements of the 83(b) Election under relevant state and local tax laws. The Grantee hereby agrees to provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit B, no later than thirty days after the Grant Date. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations.
(b)    Withholding of Taxes if no Section 83(b) Election has been made. If the Grantee does not make a timely 83(b) Election, the Grantee shall, as Restricted Shares vest, or at the time withholding is otherwise required by any Applicable Law, pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations.
(c)    Satisfaction of Tax Withholding Obligations; Notice to the Company. The Company will withhold that portion of Grantee's vested Shares to cover the minimum statutory tax liability unless Grantee notifies the Company that Grantee desires to elect to pay the applicable withholding tax liability by other means at least five (5) business days prior to the applicable vesting date.
(d)    Additional Securities. Any securities received as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in book entry form or escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice and the forfeiture provisions set forth in Section 7. The Grantee shall be entitled to direct the Company to exercise any warrant, option or other right received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant, option or right. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.

7.    Forfeiture of Shares. Should the Grantee cease Continuous Service prior to the vesting of any Shares for any reason, with or without cause (including death or disability), then all of the unvested Restricted Shares shall automatically be deemed forfeited to the Company upon such cessation of Continuous Service, without any action by the Company or Grantee and without any consideration due or payable to Grantee, and Grantee shall cease to have any further right, title or interest in the forfeited Restricted Shares. Upon forfeiture, the Company and/or its assigns shall become the legal and beneficial owner of the Shares forfeited and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares forfeited, without any action by the Grantee.
8.    Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
9.    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
10.    Restrictive Legends. Grantee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, as applicable, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”) AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING POSSIBLE FORFEITURE, AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER AND SUCH TRANSFER RESTRICTIONS, INCLUDING POSSIBLE FORFEITURE, ARE BINDING ON TRANSFEREES OF THESE SHARES.

11.    Lock-Up Agreement.
(a)    Agreement. Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and if requested by the Company and the lead underwriter of any public offering of the Common

Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 11.
(b)    No Amendment without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 11(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 11 may not be amended or waived except with the consent of the Lead Underwriter.
12.    Grantee’s Representations. If the Shares awarded pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of award, the Grantee shall, if required by the Company, concurrently with execution and delivery of this Agreement, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.
13.    Transferability. No benefit payable under, or interest in, this Agreement or in the shares of Common Stock that are scheduled to be issued hereunder shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, your or your beneficiary’s debts, contracts, liabilities or torts; provided, however, nothing in this Section 13 shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution or (iii) to an Alternate Payee to the extent that a QDRO so provides, as further described in Section 20 of the Plan.
14.    No Contract for Employment. This Agreement is not an employment or service contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation of the Grantee to continue in the employ or service of the Company, or of the Company to continue to employ Grantee.
15.    Applicability of Plan. This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.
16.    No Compensation Deferral. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to the acceleration of tax imposed under Code Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to the acceleration of tax imposed under Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a)  preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A to avoid the acceleration of tax thereunder. Any such action may include, but is not limited to, delaying payment, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, to a Grantee who is a "specified employee" within the meaning of Code Section 409A to the first day following the six-month period (or, if earlier, the date of the Grantee’s death) on the date of the Grantee's “separation of service” as defined in Code Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 16 in good faith; provided that neither the Company, the Administrator nor any Employee, Director or representative of the Company or of any of its Affiliates shall have any liability to Grantee with respect to this Section 16.
17.    Acknowledgement. By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Awards awarded under the Plan or future Awards that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
18.    Entire Agreement: Governing Law. The Notice, the Plan, this Agreement and the Employment Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
19.    Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.
20.    Dispute Resolution. The provisions of this Section 20 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute is not resolved by negotiation within ninety (90) days of the written notification, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the United States District Court for the District of Colorado (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Colorado state court located in City and County of Denver, Colorado) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. The parties also expressly waive any right they have or may have to a jury trial of any such suit, action or proceeding. If any one or more provisions of this Section 20 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
21.    Compliance with Laws. Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted, that would violate the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon vesting shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Act.
22.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as set forth in the Notice, or to such other address as such party may designate in writing from time to time to the other party. If an on-line or electronic system is established for participants in the Plan as described in Section 17 of this Agreement, effective notice may also be given and governed by the notice provisions of such on-line or electronic system.
[Signature page follows]

Signature of Grantee:

_____________________________________

_____________________________________ [Printed Name of Grantee]

Date: ___________________ , ________

ADVANCED EMISSIONS SOLUTIONS, INC.:

By:

_____________________________________ [Printed Name and Title of Officer]

Date: _____________________ , _______

9

EXHIBIT A
STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]
     FOR VALUE RECEIVED, ____________________________ hereby assigns and transfers unto _______________________, __________________ (____) shares of the Common Stock of Advanced Emissions Solutions, Inc., a Delaware corporation (the “Company”), standing in his or her name on the books of, the Company represented by Certificate No. ______ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.
DATED:    ________________
     ______________________________________________

The undersigned spouse of ____________________ joins in this assignment.
Dated:    ___________________

_________________________________ (Spouse of ________________________)

EXHIBIT B
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
          The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20__ the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are:

     TAXPAYER’S NAME:

     SPOUSE’S NAME:

     TAXPAYER’S SOCIAL SECURITY NO.:

     SPOUSE’S SOCIAL SECURITY NO.:

     TAXABLE YEAR: Calendar Year 20____

     ADDRESS:

2.	The property which is the subject of this election is __________________ shares of common stock of Advanced Emissions Solutions, Inc.

3.	The property was transferred to the undersigned on ____________, 20__.

4.	The property is subject to the following restrictions.

5.	The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:
          $_______ per share x ________ shares = $___________.

6.	The undersigned paid $0 per share x _________ shares for the property transferred or a total of $______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

          The undersigned will file this election with the Internal Revenue Service office to which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under _____________ law.

[Signature page follows]

Dated: _______________________________	___________________________________
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _______________________________	___________________________________
Spouse of Taxpayer

2

EXHIBIT C
ADVANCED EMISSIONS SOLUTIONS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN, AS AMENDED
INVESTMENT REPRESENTATION STATEMENT

GRANTEE	:	_______________________________________________

COMPANY	:	ADVANCED EMISSIONS SOLUTIONS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:	______________________________________________

DATE	:	______________________________________________

     In connection with the award of the above-listed securities (the “Shares”), the undersigned Grantee represents to the Company the following:
          (a)    Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Grantee is accepting these Shares for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (b)    Grantee acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Grantee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Shares. Grantee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.
          (c)    Grantee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non public offering subject to the satisfaction of certain conditions. Subject to the availability of certain public information about the Company, Grantee may resell the Shares pursuant to Rule 144 if Grantee is not an affiliate of the Company and has not been an affiliate for the preceding three months. If Grantee is or has been an affiliate of the Company in the preceding three months, Grantee may resell the Shares pursuant to Rule 144 subject to the satisfaction of certain conditions specified in the rule, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended), (2) the availability of certain public information about the Company, (3) the amount of Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. The resale must occur not less than six months after the later of the date the Shares were issued by the Company or the date the Shares were sold by an affiliate of the Company (within the meaning of Rule 144). Other restrictions may also apply to sales of the Shares, and Grantee understands that the Shares may not be readily resold, and that delays may occur in selling the Shares even if they are eligible for sale under Rule 144.
          (d)    Grantee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event, and that the Shares may not be salable by Grantee.
          (e)    Grantee represents that he or she is a resident of the State of ____________________.

Signature of Grantee:

________________________________________________

________________________________________________ [Print Name]

Date: __________________________________________

2

ADVANCED EMISSIONS SOLUTIONS, INC.

By: ____________________________________________

Title: _________________________________________

RESTRICTED STOCK AWARD AGREEMENT NOTICE
FOR USE WITH AWARDS TO NON-MANAGEMENT DIRECTORS
PURSUANT TO THE DIRECTOR COMPENSATION ARRANGEMENT
ADVANCED EMISSIONS SOLUTIONS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN, AS AMENDED

NOTICE OF RESTRICTED STOCK AWARD

Grantee’s Name and Address:	______________________________________

_____________________________________________

_____________________________________________

     You have been granted the right to receive shares of Common Stock of the Company (the “Shares”), subject to the terms and conditions of this Notice of Restricted Stock Award (the “Notice”), under the Advanced Emissions Solutions, Inc. Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), the Restricted Stock Award Agreement (the “Agreement”) attached hereto and the Director Compensation Arrangement as approved by the Company’s Board of Directors on May 20, 2015, as amended from time to time (the “Retainer Arrangement”), as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Award Number	______________________________________________

Grant Date	______________________________________________

Vesting Commencement Date	______________________________________________

Total Number of Shares
of Common Stock Awarded	______________________________________________

Award Number ____________________
Vesting Schedule:
     Subject to Grantee’s Continuous Service and other limitations set forth in this Notice, the Agreement, the Plan and the Retainer Arrangement, the Shares will “vest” in accordance with the following schedule:
Grantee's Shares shall vest on a quarterly basis, with 1/4th of the total amount of Shares of Common Stock awarded vesting on the three-month anniversary of the Vesting Commencement Date (i.e. on August 31 and November 30 of the year of the Vesting Commencement Date and February 28 and May 31 of the year following the Vesting Commencement Date).

     In the event of Grantee’s change in status from Director to Employee or Consultant, the vesting of the Shares shall continue only to the extent determined by the Administrator as of such change in status.

The Fair Market Value of Shares on any vesting date shall be determined as set forth in the Plan. For purposes of this Notice and the Agreement, the term “vest” shall mean, with respect to any Shares, that such Shares are no longer subject to forfeiture; provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Agreement and the Plan. Shares that have not vested are deemed “Restricted Shares.” If the Grantee would become vested in a fraction of a Restricted Share, such Restricted Share shall not vest until the Grantee becomes vested in the entire Share. Notwithstanding the foregoing, the Shares subject to this Notice will be subject to the provisions of the Agreement and Section 11 of the Plan relating to the release of forfeiture provisions in the event of a Corporate Transaction or Change of Control.

Withholding of Taxes:

See Section 6 of the Agreement as to how the Grantee may satisfy his or her withholding obligations.

[Signature page follows]

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Award is to be governed by the terms and conditions of this Notice, the Plan, the Retainer Arrangement and the Agreement and that signed copies of this Notice and the Agreement (including signed copies of Exhibits A and B thereto, as applicable) have been exchanged between the parties.
ADVANCED EMISSIONS SOLUTIONS, INC.
By: ______________________________________________________
Title: ____________________________________________________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT THE SHARES SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF GRANTEE’S CONTINUOUS SERVICE (NOT THROUGH THE ACT OF BEING ELECTED OR APPOINTED TO SERVE AS A DIRECTOR, BEING GRANTED THIS AWARD OR ACQUIRING SHARES HEREUNDER). THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE AGREEMENT, NOR IN THE PLAN, SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO CONTINUATION OF GRANTEE’S CONTINUOUS SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S CONTINUOUS SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.
     The Grantee acknowledges receipt of a copy of the Plan, the Retainer Arrangement and the Agreement (including Exhibits A, B & C thereto) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Award subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Agreement, the Retainer Arrangement and the Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Agreement, the Retainer Arrangement and the Plan. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan, the Retainer Arrangement and the Agreement shall be resolved in accordance with Section 20 of the Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

GRANTEE:

Dated: ______________________	Signed: ________________________________________

Print Name: _____________________________________

Award Number: __________________
ADVANCED EMISSIONS SOLUTIONS INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN, AS AMENDED
RESTRICTED STOCK AWARD AGREEMENT
FOR USE WITH AWARDS TO NON-MANAGEMENT DIRECTORS
PURSUANT TO THE DIRECTOR COMPENSATION ARRANGEMENT
1.    Award of Shares. ADVANCED EMISSIONS SOLUTIONS, INC., a Delaware corporation (the “Company”), hereby awards to the Grantee (the “Grantee”) named in the Notice of Restricted Stock Award (the “Notice”), the Total Number of Shares of Common Stock Awarded set forth in the Notice (the “Shares”), subject to the Notice, this Restricted Stock Award Agreement (the “Agreement”), the terms and provisions of the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), and the Director Compensation Arrangement as approved by the Company’s Board of Directors on May 20, 2015, as amended from time to time (the “Retainer Arrangement”), all of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement. All Shares awarded hereunder will be deemed issued to the Grantee as fully paid and nonassessable shares and the Grantee will have the right to vote the Shares at meetings of the Company’s stockholders. The Company shall pay any applicable stock transfer taxes imposed upon the issuance of the Shares to the Grantee hereunder.
2.    Period of Restriction; Forfeiture. Except as otherwise set forth in the Notice, the Restricted Shares shall be forfeitable as described below until the shares become vested upon the first to occur, if any, of the following events:
(a)    The termination of the Grantee's Continuous Service with the Company or a subsidiary by reason of Disability (as defined in Section 2(t) of the Plan) or death.
(b)    One-year anniversary of the Vesting Commencement Date, as set forth in the Notice.
(c)    Immediately prior to the consummation of a Corporate Transaction as defined in Section 2(q)(i), (ii), or (iii) of the Plan or a Change in Control of the Company as defined in Section 2(i) of the Plan, the Period of Restriction as to all Restricted Shares shall automatically lapse in its entirety unless this Agreement is Assumed or Replaced in connection with such Corporate Transaction, in which case the Period of Restriction shall apply to the new capital stock or other property received in exchange for any unvested Shares in consummation of the Corporate Transaction, but only to the extent such unvested Shares are at the time subject to such Period of Restriction. Forfeiture with respect to Restricted Shares shall apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the unvested Shares in consummation of the Corporate Transaction and such stock or property shall be deemed Additional Securities for purposes of this Agreement as described in Section 7 of this Agreement, but only to the extent the Shares are at the time still subject to the Period of Restriction.
The period of time during which the Restricted Shares are forfeitable is referred to as the “Period of Restriction” and Shares that are forfeitable during such period shall be deemed subject to “Forfeiture.” If the Grantee's Continuous Service with the Company or one of its subsidiaries terminates during the Period of Restriction for any reason other than Disability or death, the unvested Restricted Shares shall be immediately forfeited to the Company on the date of such termination, without any further action or obligations of the Company to the Grantee and all rights of the Grantee with respect to the Restricted Shares shall terminate, unless such Forfeiture is waived in writing by the Administrator. If the Administrator determines that the Restricted Shares were awarded with respect to (i) a year for which there has been a material restatement of the Company’s annual report to the SEC due to negligence or misconduct by one or more persons or (ii) any subsequent year having awards materially affected by the restatement, the Company shall be entitled to declare all or any portion of any Restricted Shares awarded under this Agreement (including previously vested Shares) to be forfeited as determined by the Administrator in its sole and absolute discretion. Notwithstanding any provisions to the contrary, the Grantee may not extend the Period of Restriction.
3.    Transfer Restrictions. The Shares awarded to the Grantee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Grantee prior to the date when the Shares become vested pursuant to the Vesting Schedule set forth in the Notice. Any attempt to transfer Restricted Shares in violation of this Section 3 will be null and void and will be disregarded. Before the Shares fully vest, the Shares will be subject to Forfeiture as set forth in Section 2 above.
4.    Custody/Escrow of Stock. The Restricted Shares may be credited to the Grantee in book entry form and held, along with any stock dividends relating thereto, in custody (escrow) by the Secretary of the Company or an agent for the Company appointed by the Secretary of the Company until the applicable restrictions have expired and the Grantee provides other instructions. If any certificates are issued for shares of Restricted Stock or any such stock dividends during the Period of Restriction, such certificates shall bear an appropriate legend as determined by the Company referring to the applicable terms, conditions and restrictions and the Grantee shall deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, executed in blank by the Grantee and the Grantee’s spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or his or her designee, to hold in escrow for so long as such Restricted Shares have not vested pursuant to the Vesting Schedule set forth in the Notice and continue to be subject to Forfeiture, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. The Grantee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or his or her designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. The Grantee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Upon the vesting of all Restricted Shares and termination of the Period of Restriction, the escrow holder will, without further order or instruction, transmit to the Grantee the certificate evidencing such Shares within ten (10) business days (or transmit to the Grantee a certificate evidencing the amount of vested Shares within ten (10) business days after termination of service). Grantee may request delivery of certificate(s) evidencing the amount of vested Shares to which Grantee is entitled by virtue of having completed service with respect to such Shares at any time, and the escrow holder will transmit to the Grantee the certificate evidencing such Shares within ten (10) business days.
5.    Distributions. Except as set forth in Section 2(c), the Company shall disburse to the Grantee all dividends and other distributions paid or made in cash with respect to the Shares and Additional Securities (whether vested or not).
6.    Section 83(b) Election and Withholding of Taxes.
(a)    Section 83(b) Election and Representations and Warranties of the Grantee. The Grantee hereby represents that he or she understands (i) the contents and requirements of the 83(b) Election, (ii) the application of Section 83(b) to the receipt of the Shares by the Grantee pursuant to this Agreement, (iii) the nature of the election to be made by the Grantee under Section 83(b) and the consequences of either making or not making the 83(b) Election, and (iv) the effect and requirements of the 83(b) Election under relevant state and local tax laws. The Grantee hereby agrees to provide the Administrator with a copy of any timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an “83(b) Election”), a form of which is attached hereto as Exhibit B, no later than thirty days after the Grant Date. If the Grantee makes a timely 83(b) Election, the Grantee shall immediately pay the Company the amount necessary to satisfy any applicable foreign, federal, state, and local income and employment tax withholding obligations.
(b)    Taxes. The Grantee is responsible to pay any and all amounts necessary to satisfy any applicable foreign, federal, state, and local income tax obligations.
7.    Additional Securities. Any securities received as the result of ownership of the Restricted Shares (the “Additional Securities”), including, but not by way of limitation, warrants, options and securities received as a stock dividend or stock split, or as a result of a recapitalization or reorganization or other similar change in the Company’s capital structure, shall be retained in book entry form or escrow in the same manner and subject to the same conditions and restrictions as the Restricted Shares with respect to which they were issued, including, without limitation, the Vesting Schedule set forth in the Notice and the forfeiture provisions set forth in Section 2. The Grantee shall be entitled to direct the Company to exercise any warrant, option or other right received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Grantee may not direct the Company to sell any such warrant, option or right. If Additional Securities consist of a convertible security, the Grantee may exercise any conversion right, and any securities so acquired shall constitute Additional Securities. In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any recapitalization, reorganization or other transaction that results in the creation of Additional Securities, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or the Additional Securities in exchange for the certificates of the replacement securities.
8.    Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Agreement, the Notice, the Retainer Arrangement or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
9.    Refusal to Transfer. The Company shall not be required (a) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (b) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
10.    Restrictive Legends. Grantee understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares, as applicable, together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (“THE ACT”) AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING POSSIBLE FORFEITURE AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER AND SUCH TRANSFER RESTRICTIONS, INCLUDING POSSIBLE FORFEITURE, ARE BINDING ON TRANSFEREES OF THESE SHARES.

11.    Lock-Up Agreement.
(a)    Agreement. Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter shall specify. Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 11.
(b)    No Amendment without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 11(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 11 may not be amended or waived except with the consent of the Lead Underwriter.
12.    Grantee’s Representations. If the Shares awarded pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended, at the time of award, the Grantee shall, if required by the Company, concurrently with execution and delivery of this Agreement, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C.

13.    Transferability. No benefit payable under, or interest in, this Agreement or in the shares of Common Stock that are scheduled to be issued hereunder shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, your or your beneficiary’s debts, contracts, liabilities or torts; provided, however, nothing in this Section 13 shall prevent transfer (i) by will, (ii) by applicable laws of descent and distribution or (iii) to an Alternate Payee to the extent that a QDRO so provides, as further described in Section 20 of the Plan.
14.    No Contract for Employment or Service Agreement. This Agreement is not an employment or service agreement and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation of the Grantee to continue in the service of the Company, or of the Company to continue any service agreement (written or oral) with Grantee.
15.    Applicability of Plan. This Agreement is subject to all the provisions of the Plan, which provisions are hereby made a part of this Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.
16.    No Compensation Deferral. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to the acceleration of tax imposed under Code Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to the acceleration of tax imposed under Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a)  preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A to avoid the acceleration of tax thereunder. Any such action may include, but is not limited to, delaying payment, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, to a Grantee who is a "specified employee" within the meaning of Code Section 409A to the first day following the six-month period (or, if earlier, the date of the Grantee’s death) on the date of the Grantee's “separation of service” as defined in Code Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 16 in good faith; provided that neither the Company, the Administrator nor any Employee, Director or representative of the Company or of any of its Affiliates shall have any liability to Grantee with respect to this Section 16.
17.    Acknowledgement. By electing to accept this Agreement, you acknowledge receipt of this Agreement and hereby confirm your understanding that the terms set forth in this Agreement constitute, subject to the terms of the Plan, which terms shall control in the event of any conflict between the Plan and this Agreement, the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement. The Company may, in its sole discretion, decide to deliver any documents related to Awards awarded under the Plan or future Awards that may be awarded under the Plan by electronic means or request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
18.    Entire Agreement: Governing Law. The Notice, the Plan, the Retainer Arrangement and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. These agreements are to be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
19.    Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.
20.            Dispute Resolution The provisions of this Section 20 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan, the Retainer Arrangement and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan, the Retainer Arrangement and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute is not resolved by negotiation within ninety (90) days of the written notification, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Agreement shall be brought in the United States District Court for the District of Colorado (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Colorado state court located in the City and County of Denver, Colorado) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 20 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
21.    Compliance with Laws. Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted, that would violate the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “Act”), the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon vesting shall not be issued unless such shares are then registered under the Act, or, if such shares are not then so registered, the Company has determined that such vesting and issuance would be exempt from the registration requirements of the Act.
22.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as set forth in the Notice, or to such other address as such party may designate in writing from time to time to the other party. If an on-line or electronic system is established for participants in the Plan as described in Section 17 of this Agreement, effective notice may also be given and governed by the notice provisions of such on-line or electronic system.
[Signature page follows]

GRANTEE:

__________________________________

__________________________________[Printed Name of Grantee]

Date: ___________________ , ________

ADVANCED EMISSIONS SOLUTIONS, INC.:

By:

_____________________________________[Printed Name and Title of Officer]

Date: _____________________ , _______

EXHIBIT A
STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE
[Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]
     FOR VALUE RECEIVED, ____________________________ hereby assigns and transfers unto _______________________, __________________ (____) shares of the Common Stock of Advanced Emissions Solutions, Inc., a Delaware corporation (the “Company”), standing in his or her name on the books of the Company represented by Certificate No. ______ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.
DATED:    ________________
     ______________________________________________

The undersigned spouse of ____________________ joins in this assignment.
Dated:    ___________________

_________________________________ (Spouse of ________________________)

EXHIBIT B
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
          The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 20__ the amount of any compensation taxable in connection with the taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are:

     TAXPAYER’S NAME:

     SPOUSE’S NAME:

     TAXPAYER’S SOCIAL SECURITY NO.:

     SPOUSE’S SOCIAL SECURITY NO.:

     TAXABLE YEAR: Calendar Year 20____

     ADDRESS:

2.	The property which is the subject of this election is __________________ shares of common stock of Advanced Emissions Solutions, Inc.

3.	The property was transferred to the undersigned on ____________, 20__.

4.	The property is subject to the following restrictions.

5.	The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:
          $_______ per share x ________ shares = $___________.

6.	The undersigned paid $0 per share x _________ shares for the property transferred or a total of $______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

          The undersigned will file this election with the Internal Revenue Service office to which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred. The undersigned understands that this election will also be effective as an election under _____________ law.

[Signature page follows]

2

Dated: _______________________________	___________________________________
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: _______________________________	___________________________________
Spouse of Taxpayer

EXHIBIT C
ADVANCED EMISSIONS SOLUTIONS, INC. AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN, AS AMENDED
INVESTMENT REPRESENTATION STATEMENT

GRANTEE	:	______________________________________________

COMPANY	:	ADVANCED EMISSIONS SOLUTIONS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:	______________________________________________

DATE	:	______________________________________________

     In connection with the award of the above-listed securities (the “Shares”), the undersigned Grantee represents to the Company the following:
          (a)    Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Grantee is accepting these Shares for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
          (b)    Grantee acknowledges and understands that the Shares constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. In this connection, Grantee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Grantee’s representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Grantee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Shares. Grantee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.
          (c)    Grantee is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Subject to the availability of certain public information about the Company, Grantee may resell the Shares pursuant to Rule 144 if Grantee is not an affiliate of the Company and has not been an affiliate for the preceding three months. If Grantee is or has been an affiliate of the Company in the preceding three months, Grantee may resell the Shares pursuant to Rule 144 subject to the satisfaction of certain conditions specified in the rule, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended), (2) the availability of certain public information about the Company, (3) the amount of Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. The resale must occur not less than six months after the later of the date the Shares were issued by the Company or the date the Shares were sold by an affiliate of the Company (within the meaning of Rule 144). Other restrictions may also apply to sales of the Shares, and Grantee understands that the Shares may not be readily resold, and that delays may occur in selling the Shares even if they are eligible for sale under Rule 144.
          (d)    Grantee further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event, and that the Shares may not be salable by Grantee.
          (e)    Grantee represents that he or she is a resident of the State of ____________________.

GRANTEE:

________________________________________________

________________________________________________ [Print Name]

Date: __________________________________________

ADVANCED EMISSIONS SOLUTIONS, INC.

By: _____________________________________

_________________________________________ [Print Name and Title]

ADVANCED EMISSIONS SOLUTIONS, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
Performance Share Unit Agreement

This Performance Share Unit Agreement (this “Agreement”) is made and entered into as of ____________ (the “Grant Date”) by and between Advanced Emissions Solutions, Inc., a Delaware corporation (the “Company”) and _________________ (the “Grantee”).

WHEREAS, the Company has adopted the Advanced Emissions Solutions, Inc. Amended and Restated 2007 Equity Incentive Plan, as amended (the “Plan”), pursuant to which awards of units tied to the performance of the Company (“performance share units” or “PSUs”) may be granted;

WHEREAS, the Administrator (as defined in the Plan) has adopted the Long Term Incentive Plan, pursuant to which Grantee may be issued PSUs that represent the right to receive Common Stock if the Company meets certain performance measures over the period from ____________ through _____________ (the “Performance Period”);

WHEREAS, the Administrator has set a target amount of stock that, as of the date hereof, has a fair market value equal to ____% of the Grantee’s [year] base salary (the “Target”); and

WHEREAS, the Administrator has determined that it is in the best interests of the Company and its stockholders to grant the award of PSUs on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.    Grant of PSUs.

Pursuant to Section 6(a) of the Plan, the Company hereby issues to the Grantee on the Grant Date an Award consisting of, in the aggregate, ___________ PSUs (the “PSUs”) representing, at the current fair market value of the Common Stock, 200% of the Grantee’s Target. Of the total PSUs, 75% shall initially be TSR Peer Group PSUs, and 25% shall initially be Russell 3000 Index PSUs; provided, however that if any company is removed from the TSR Peer Group for any reason (such as a merger of peers or otherwise), the percentage of PSUs comprised of Russell 3000 Index PSUs shall increase by 6% for each company removed, and the percentage of PSUs comprised of TSR Peer Group PSUs shall decrease by 6% for each company removed. Each PSU represents the right to receive one share of Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. Capitalized terms that are used but not defined herein have the meaning ascribed to them in the Plan.

The PSUs shall be credited to a separate account maintained for the Grantee on the books and records of the Company (the “Account”). All amounts credited to the Account shall continue for all purposes to be part of the general assets of the Company.

The Fair Market Value of Shares on any vesting date shall be determined as set forth in the Plan. The PSUs shall continue to be restricted as set forth herein, during the period from the Grant Date to the Vesting Date. The “Vesting Date” for purposes of this Agreement shall be date on which the Administrator determines the performance results and resulting vesting in accordance with this Agreement, but in no event later than January 2, _____; provided that if the Administrator’s determination is made after January 2, ____, the Vesting Date shall nevertheless be January 2,____.

2. Consideration. The grant of the PSUs is made in consideration of the services to be rendered by the Grantee to the Company.

3. Vesting. Except as otherwise provided herein, and provided that Grantee remains in Continuous Service through the Vesting Date:

3.1 The TSR Peer Group PSUs will vest, in whole or in part, on the Vesting Date, in accordance with the schedule set forth on Exhibit I; and

3.2 The Russell 3000 Index PSUs will vest, in whole or in part, on the Vesting Date, in accordance with the schedule set forth on Exhibit II.

3.3 With effect as of the Vesting Date, any PSUs that vest as set forth above, except for a fraction of a PSU, become “Vested Units,” and all other PSUs, including a fraction of a PSU that would otherwise vest as set forth above, shall be automatically forfeited, and neither the Company nor any Affiliate shall have any further obligations to the Grantee with respect to such forfeited PSUs.

3.4 The foregoing vesting schedules notwithstanding, if the Grantee’s Continuous Service terminates for any reason, except as otherwise provided in Section 11 of the Plan or any successor provision or in any employment agreement between Grantee and the Company or its affiliate (“Employment Agreement”), at any time before the Vesting Date, the Grantee’s unvested PSUs shall be automatically forfeited upon such termination of Continuous Service, and neither the Company nor any Affiliate shall have any further obligations to the Grantee under this Agreement.

3.5 Immediately prior to the consummation of a Corporate Transaction described in Section 2(q)(i), (ii) or (iii) of the Plan, the PSUs shall automatically vest in their entirety at the target amount and shall as of such moment become Vested Units; except to the extent this Agreement is Assumed, in which case this Agreement shall continue to apply to the PSUs or any similar rights issued in lieu thereof in connection with such assumption. Appropriate adjustments shall be made to the number of PSUs to reflect the effect of the Corporate Transaction.

4. Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, during the Performance Period and until such time as the PSUs are settled in accordance with Section 6, the PSUs and any rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the PSUs or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the PSUs will be forfeited by the Grantee and all of the Grantee’s rights to such units shall immediately terminate without any payment or consideration by the Company.

5. Rights as Stockholder; Dividend Equivalents.

5.1 The Grantee shall not have any rights of a stockholder with respect to the shares of Common Stock underlying the PSUs unless and until the PSUs, and any resulting Vested Units, are settled by the issuance of such shares of Common Stock.

5.2 Upon and following the settlement of the Vested Units, the Grantee shall be the record owner of the shares of Common Stock underlying the PSUs unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a stockholder of the Company (including voting rights).

5.3 Until such time as the PSUs vest, the Grantee’s Account shall be credited with an amount equal to all dividends (“Dividend Equivalents”) that would have been paid to the Grantee if one share of Common Stock had been issued on the Grant Date for each PSU granted to the Grantee as set forth in this Agreement. Dividend Equivalents shall be credited to the Grantee’s Account. Dividend Equivalents shall be subject to the same vesting restrictions as the PSUs to which they are attributable, and shall be paid, solely with respect to Vested Units, on the same date that the Vested Units to which they are attributable are settled in accordance with Section 6 hereof. Dividend Equivalents credited to a Grantee’s Account shall be distributed in cash or, at the discretion of the Administrator, in shares of Common Stock having a Fair Market Value equal to the amount of the Dividend Equivalents.

6. Settlement of Vested Units. Subject to this Section 6, promptly following the Vesting Date, and in any event no later than March 15 of the calendar year following the calendar year in which the Vesting Date occurs, the Company shall (a) issue and deliver to the Grantee the number of shares of Common Stock equal to the number of Vested Units and cash equal to any Dividend Equivalents credited with respect to such Vested Units or, at the discretion of the Administrator, shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents; and (b) enter the Grantee’s name on the books of the Company as the stockholder of record with respect to the shares of Common Stock delivered to the Grantee. Subject to Section 19 of the Plan, if the shares that may be issued to the Grantee are limited in number by the terms of the Plan, (i) on or before March 15 of the calendar year following the calendar year in which the Vesting Date occurs, the Company shall issue and deliver to the Grantee the maximum number of shares that may be issued under the Plan for the Vested Units at that time, and (ii) the Company shall issue shares for the remaining Vested Units as soon thereafter as practicable after their issuance becomes allowable under the Plan.

7. No Right to Continued Service. Neither the Plan nor this Agreement shall confer upon the Grantee any right to be retained in any position, as an Employee, Consultant or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Grantee’s Continuous Service at any time, with or without Cause.

8. Adjustments. If any change is made to the outstanding Common Stock or the capital structure of the Company, if required, the PSUs shall be adjusted or terminated in the manner as contemplated by Section 10 of the Plan.

9. Tax Liability and Withholding.

9.1 Pursuant to Section 7(d) of the Plan, the Company will withhold that portion of the shares of Common Stock issuable or deliverable to the Grantee as a result of the vesting of the PSUs to cover the minimum statutory tax liability unless Grantee notifies the Company that Grantee desires to elect to pay the applicable withholding tax liability by any of the following means, or by a combination of such means, at least five (5) business days prior to the Vesting Date:

(a)	tendering a cash payment; or

(b)	delivering to the Company previously owned and unencumbered shares of Common Stock.

9.2 Notwithstanding any action the Company takes with respect to any or all income tax, social security, Medicare or payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the PSUs or the subsequent sale of any shares; and (b) does not commit to structure the PSUs to reduce or eliminate the Grantee’s liability for Tax-Related Items.

10. Acknowledgement. By electing to accept this Agreement, Grantee acknowledges receipt of this Agreement and hereby confirms Grantee’s understanding that the terms set forth in this Agreement, the Plan and the Employment Agreement constitute the entire agreement and understanding of the parties with respect to the matters contained herein and supersede any and all prior agreements, arrangements and understandings, both oral and written, between the parties concerning the subject matter of this Agreement; provided, however, that in the event of a conflict between the Plan and this Agreement, the terms of the Plan shall control and in the event of a conflict between this Agreement and the Employment Agreement, the terms of the Employment Agreement shall control. The Company may, in its sole discretion, decide to deliver any documents related to Awards awarded under the Plan or future Awards that may be awarded under the Plan by electronic means or request the Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

11. Modifications: Governing Law. This Agreement may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice or this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

12. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

13. Dispute Resolution. The provisions of this Section 13 shall be the exclusive means of resolving disputes arising out of or relating to the Plan and this Agreement. The Company, the Grantee, and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute is not resolved by negotiation within ninety (90) days of the written notification, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan or this Agreement shall be brought in the United States District Court for the District of Colorado (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Colorado state court located in the City and County of Denver, Colorado) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 13 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

14. Compliance with Laws. Notwithstanding anything contained in this Agreement or the Plan, the Company may not take any actions hereunder, and no award shall be granted or shares shall be issued, that would violate the Securities Act of 1933, as amended (the “Act”), the Securities Exchange Act of 1934, as amended, the Code, or any other securities or tax or other applicable law or regulation. Notwithstanding anything to the contrary contained herein, the shares issuable upon vesting shall not be issued unless such offering of shares is registered under the Act, or, if such offering is not so registered, the Company has determined that such offering would be exempt from the registration requirements of the Act and any applicable state securities laws.

15. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon facsimile or other electronic transmission (including by email) or upon deposit in the United States mail by certified mail (if the parties are within the United States) or upon deposit for delivery by an internationally recognized express mail courier service (for international delivery of notice), with postage and fees prepaid, addressed to the other party at its address as shown beneath its signature in this Agreement, or to such other address as such party may designate in writing from time to time to the other party. If an on-line or electronic system is established for participants in the Plan as described in Section 10 of this Agreement, effective notice may also be given and governed by the notice provisions of such on-line or electronic system.

    16.    No Compensation Deferral. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A. To the extent that the Award is nevertheless deemed to be subject to the acceleration of tax imposed under Code Section 409A for any reason, this Award shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the Award may be or become subject to the acceleration of tax imposed under Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A to avoid the acceleration of tax thereunder. Any such action may include, but is not limited to, delaying payment, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, to a Grantee who is a "specified employee" within the meaning of Code Section 409A to the first day following the six-month period (or, if earlier, the date of the Grantee’s death) on the date of the Grantee's “separation of service” as defined in Code Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 16 in good faith; provided that neither the Company, the Administrator nor any Employee, Director or representative of the Company or of any of its Affiliates shall have any liability to the Grantee with respect to this Section 16.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

Advanced Emissions Solutions, Inc., a Delaware corporation
By: _________________________ Name: _______________________ Title: ________________________

GRANTEE:
By: _________________________ Name: _______________________

EXHIBIT I

TSR PEER GROUP PSUs

TSR Peer Group PSUs shall vest in whole or in part based on the relative rank of the Company Change, as compared to the TSR Peer Change of each of the companies in the TSR Peer Group, as set forth below:

Rank	Percentage of TSR Peer Group PSUs Vested	Percentage of Target for TSR Peer Group
1	100.0%	200.0%
2	93.75%	187.5%
3	87.5%	175.0%
4	81.25%	162.5%
5	75.0%	150.0%
6	68.75%	137.5%
7	62.5%	125.0%
8	56.25%	112.5%
9	50.0%	100.0%
10	45.0%	90.0%
11	40.0%	80.0%
12	35.0%	70.0%
13	30.0%	60.0%
14	25.0%	50.0%
15	0.0%	0.0%
16	0.0%	0.0%
17	0.0%	0.0%

For purposes of this Agreement, “TSR Peer Group” shall mean each of the companies included in the Company’s peer group, as determined by the Administrator, which as of the date hereof, includes:

American Vanguard Corp.                Calgon Carbon Corporation
CECO Environmental Corp.            Clean Energy Fuels Corp.
EnerNOC, Inc.                    FutureFuel Corp.
Fuel-Tech, Inc.                    Flotek Industries Inc.
Hawkins Inc.                    Headwaters International
KMG Chemicals Inc.                Lydall Inc.
PMFG, Inc.                    Rentech, Inc.
Silver Spring Networks, Inc.            Solazyme, Inc.

“Company Change” =     (Company Final Price + Dividends + Other Distributions)* - Company Initial Price
Company Initial Price

“Company Initial Price” =	30-day trading average closing price of Common Stock for the period ending ___________

“Company Final Price” =    30-day trading average closing price of Common Stock for the period ending ______________

“TSR Peer Change”=      (TSR Peer Final Price + Dividends + Other Distributions)* - TSR Peer Initial Price

TSR Peer Initial Price

“TSR Peer Initial Price” =	30-day trading average closing price of the TSR Peer for the period ending ______________

“TSR Peer Final Price” =	30-day trading average closing price of the TSR Peer for the period ending ______________

With respect to the computation of Company Change and TSR Peer Change, the Administrator shall make any equitable and proportionate adjustments to the extent (if any) necessary to preserve the intended incentives of the awards and mitigate the impact of any stock split, stock dividend or reverse stock split occurring during the Performance Period (or during the applicable 30-day period in determining Initial Price or Final Price, as the case may be). The determination of the Administrator shall be final and binding.

*Any non-cash dividends and other distributions shall be valued at Fair Market Value. For the purpose of determining TSR, the value of dividends and other distributions shall be determined by treating them as reinvested in additional shares of stock at the closing market price on the date of distribution.

EXHIBIT II

RUSSELL 3000 INDEX PSUs

Russell 3000 Index PSUs vest in whole or in part based on the following:

Performance Delta	Percentage of Russell 3000 Index PSUs vesting:	Percentage of Target for Russell 3000 Index
At least 40%	100%	200%
At least 30% and less than 40%	90%	180%
At least 20% and less than 30%	80%	160%
At least 10% and less than 20%	70%	140%
At least 5% and less than 10%	60%	120%
At least 0 and less than 5%	50%	100%
At least -5% and less than 0	40%	80%
At least -10% and less than -5%	30%	60%
Less than -10%	0%	0%

For purposes of this Agreement:

“Performance Delta” =     Company Change – Russell 3000 Index Change

“Company Change” =     (Company Final Price + Dividends + Other Distributions)* - Company Initial Price
Company Initial Price

“Company Initial Price” =	30-day trading average closing price of Common Stock for the period ending ______________

“Company Final Price” =    30-day trading average closing price of Common Stock for the period ending ______________

“Russell 3000 Index Change”= Russell 3000 Index Final Price - Russell 3000 Index Initial Price
Russell 3000 Index Initial Price

“Russell 3000 Index Initial Price” =	30-day trading average closing price of the Russell 3000 Index for the period ending ______________

“Russell 3000 Index Final Price” =	30-day trading average closing price of the Russell 3000 Index for the period ending ______________

With respect to the computation of Company Change, the Administrator shall make any equitable and proportionate adjustments to the extent (if any) necessary to preserve the intended incentives of the awards and mitigate the impact of any stock split, stock dividend or reverse stock split occurring during the Performance Period (or during the applicable 30-day period in determining Initial Price or Final Price, as the case may be). The determination of the Administrator shall be final and binding.

*Any non-cash dividends or other distributions shall be valued at Fair Market Value. For the purpose of determining TSR, the value of dividends and other distributions shall be determined by treating them as reinvested in additional shares of stock at the closing market price on the date of distribution.

ADVANCED EMISSIONS SOLUTIONS, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
NOTICE OF STOCK OPTION AWARD

     Grantee’s Name and Address:         _________________________________________________________

     _________________________________________________________

     _________________________________________________________

   You (the “Grantee”) have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the Advanced Emissions Solutions Inc. Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows, and, if applicable, the employment agreement between you and the Company or its Affiliate (the “Employment Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice. In the event of any conflict between the vesting provisions applicable to the Shares as set forth in this Notice and the Employment Agreement, the Employment Agreement shall control.

Award Number	_________________________________________________________

Date of Award	_________________________________________________________

Vesting Commencement Date	_________________________________________________________

Exercise Price per Share	$________________________________________________________

Total Number of Shares Subject
to the Option (the “Shares”)	_________________________________________________________

Total Exercise Price	$________________________________________________________

Type of Option:	_________ Incentive Stock Option

_________ Non-Qualified Stock Option

Expiration Date:	_________________________________________________________

Post-Termination Exercise Period:	Three (3) Months

Vesting Schedule:
     [Subject to the Grantee’s Continuous Service and other limitations set forth in this Notice, the Plan,[ the Employment Agreement], and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule[, contingent upon approval of Amendment No. 4 to the Plan by the stockholders of the Company on or before June 5, 2017 (“Plan Approval”)]:

[Period of Grantee's
Continuous Relationship
With the Company or
Affiliate From the Date	Portion of Total Option
the Option is Granted	That is Exercisable

End of ___ months	___%
Each month thereafter	___%
___ months	100%

     During any authorized leave of absence, the vesting of the Option as provided in this schedule shall be suspended after the leave of absence exceeds a period of ninety (90) days. Vesting of the Option shall resume upon the Grantee’s termination of the leave of absence and return to service to the Company or a Related Entity. The Vesting Schedule of the Option shall be extended by the length of the suspension.
     In the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s Continuous Service, except as otherwise determined by the Administrator or as set forth in the Employment Agreement.
    In the event of the Grantee’s change in status from Employee to Consultant or from an Employee whose customary employment is 20 hours or more per week to an Employee whose customary employment is fewer than 20 hours per week, vesting of the Option shall continue only to the extent determined by the Administrator as of such change in status, provided that in no case shall such change in status be considered a “separation of service” as defined in Code Section 409A.
The Option will expire on the Expiration Date set forth above, or earlier as provided in the Plan.
[Signature page follows]

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, the Option Agreement and, if applicable, the Employment Agreement.

ADVANCED EMISSIONS SOLUTION, INC., a Delaware corporation By: ________________________________________ Title: ______________________________________

[Remainder of page intentionally left blank]

The Grantee acknowledges and agrees that the Option shall vest, if at all, only during the period of the Grantee’s Continuous Service (not through the act of being hired, being granted the Option or acquiring Shares hereunder) and as set forth in the Employment Agreement. The Grantee further acknowledges and agrees that nothing in this Notice, the Option Agreement or the Plan shall confer upon the Grantee any right with respect to future Awards or continuation of the Grantee’s Continuous Service or interfere in any way with the Grantee’s right or the right of the Company or Related Entity to which the Grantee provides services to terminate the Grantee’s Continuous Service, with or without cause and with or without notice unless otherwise specified in the Employment Agreement. The Grantee acknowledges that unless the Employment Agreement specifies otherwise, the Grantee’s status is at will.
     The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement and represents that he or she:
(a)    is familiar with the terms and provisions thereof and hereby accepts the Option, effective as of the date of grant stated above, subject to all of the terms and provisions hereof and thereof;
(b)    has reviewed this Notice, the Plan and the Option Agreement being executed and delivered herewith in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Plan, the Option Agreement and, if applicable, the Employment Agreement.
     Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with Section 22 of the Option Agreement.
     Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.
     Grantee agrees, as a condition precedent to any exercise of the Option, to deliver to the Company:
(a)    an executed Exercise Notice in the form provided by the Company, which notice may include (i) written assurances satisfactory to the Company as to Grantee’s knowledge and experience in financial and business matters and/or that Grantee has employed a purchaser representative who has such knowledge and experience in financial and business matters, and that Grantee is capable of evaluating, alone or together with a purchaser representative engaged by Grantee, the merits and risks of exercising the Option; (ii) written assurances satisfactory to the Company stating that Grantee is acquiring the Common Stock subject to the Option for such person’s own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) the Grantee’s election, if any, regarding tax withholding pursuant to Section 2(d) of the Option Agreement. (These requirements, and any assurances given pursuant to such requirements, shall be inoperative if, and only if: (x) the issuance of the Shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended; or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.); and
(b)    an executed Stockholders Agreement (if any) in the form existing at the time of exercise of the Option (as modified by the Company in its discretion);

GRANTEE:

Dated: _________________________________         Signed: _________________________________

Award Number: ___________
ADVANCED EMISSIONS SOLUTIONS INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
STOCK OPTION AWARD AGREEMENT
1.    Grant of Option. Advanced Emissions Solutions, Inc., a Delaware corporation (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Shares of Common Stock subject to the Option (the “Shares”) set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the “Exercise Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”), the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the employment agreement between the Grantee and the Company or its Affiliate, if any (the “Employment Agreement”), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.
     If designated in the Notice as an Incentive Stock Option, the Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code, although the Company makes no representation or guarantee that the Option will qualify as an Incentive Stock Option. To the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options that become exercisable for the first time by the Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options. For this purpose, the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is awarded.
     If designated in the Notice as a Non-qualified Stock Option, the Option is NOT intended to qualify as an Incentive Stock Option.
     To the extent any Option is designated as an Incentive Stock Option, but for any reason (including the reason described above) fails to qualify as an Incentive Stock Option, such Option shall be treated as a Non-qualified Stock Option.
2.    Exercise of Option.
(a)    Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Fair Market Value of the Option and underlying Shares on any vesting date shall be determined as set forth in the Plan. The Option shall be subject to the provisions of Section 11 of the Plan relating to the exercisability or termination of the Option in the event of a Corporate Transaction or Change in Control. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.
(b)    Method of Exercise. The Option shall be exercisable by delivery of an exercise notice (a form of which is attached hereto as Exhibit A) or by such other procedure as specified from time to time by the Administrator, which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised and such other provisions as may be required by the Administrator. The exercise notice shall be delivered to the Company, accompanied by full payment of the Exercise Price, in person, by certified mail or by such other method (including electronic transmission) as determined from time to time by the Administrator. The Option shall be deemed to be exercised upon receipt by the Company of such notice accompanied by the

Exercise Price, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 5(d) below.
(c)    Stockholders Agreement. As a condition precedent to any exercise of the Option, the Grantee shall deliver to the Company at the time of exercise, an executed Stockholders Agreement, if any, in the form existing at the time of exercise of the Option (as modified by the Company in its discretion as of such time).
(d)    Taxes and Withholding. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of the Option, the Company will withhold that portion of Grantee's Shares to cover the minimum statutory tax liability unless Grantee notifies the Company that Grantee elects to pay the applicable withholding tax liability by other means and provides payment sufficient to satisfy such tax obligation to the company, such payment shall be delivered at the time Grantee delivers the Exercise Notice. The Company has the right to withhold from any compensation paid to a Grantee.
3.    Grantee’s Representations. The Grantee understands that neither the Option nor the Shares exercisable pursuant to the Option have been registered under the Securities Act of 1933, as amended or any United States securities laws. If the Shares purchasable pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, at the time the Option is exercised, the Grantee shall, if requested by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
4.    Consideration. The grant of the Shares is made inconsideration of the services to be rendered by the Grantee to the Company.
5.    Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law:
(a)    cash;
(b)    check;
(c)    surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) that have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price);
(d)    payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (i) provides written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (ii) provides written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

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(e)    by any combination of the foregoing methods; or
(f)    any other form of legal consideration that may be acceptable to the Administrator.
6.     Compliance with Law. The exercise of the Option and the issuance and transfer of shares of Common Stock shall be subject to compliance by the Company and the Grantee with all applicable requirements of federal and state securities laws and with all applicable requirements of NASDAQ. No shares of Common Stock shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Grantee understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.
7.    Issuance of Shares. Provided that the Exercise Notice and payment are in form and substance satisfactory to the Company, the Company shall issue the shares of Common Stock registered in the name of the Grantee, the Grantee’s authorized assignee, or the Grantee’s legal representative which shall be evidenced by stock certificates representing the shares with the appropriate legends affixed thereto, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.
8.    Termination or Change of Continuous Service. Except as set forth in the Employment Agreement, if applicable:
(a)    Termination for Reasons Other Than Cause, Death, Disability. If the Grantee's Continuous Service is terminated for any reason other than Cause, death or Disability, the Grantee may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date three months following the termination of the Grantee's Continuous Service or (b) the Expiration Date.
(b)    Termination for Cause. If the Grantee's Continuous Service is terminated for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable.
(c)    Termination due to Disability. If the Grantee's Continuous Service terminates as a result of the Grantee's Disability, the Grantee may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date 12 months following the Grantee's termination of Continuous Service or (b) the Expiration Date.
(d)    Termination due to Death. If the Grantee's Continuous Service terminates as a result of the Grantee's death, the vested portion of the Option may be exercised by the Grantee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Grantee's death, but only within the time period ending on the earlier of: (a) the date 12 months following the Grantee's termination of Continuous Service or (b) the Expiration Date.
(e)    Change in Control. If a Change in Control occurs and the Grantee’s Continuous Service is terminated by the Company without Cause (other than for death or Disability) or by the Grantee for Good Reason, in either case, within 12 months following the Change in Control, 100% of the Option shall become immediately vested and exercisable.
(f)    Change in Continuous Service. If the Grantee’s status changes from Employee, Director or Consultant to any other status of Employee, Director or Consultant, the Option shall remain in effect and vesting

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of the Option shall continue only to the extent determined by the Administrator as of such change in status; provided, however, with respect to any Incentive Stock Option that remains in effect after a change in status from Employee to Director or Consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.
9.    No Right to Continued Employment; No Rights as Shareholder  Neither the Plan nor this Agreement shall confer upon the Grantee any right to be retained in any position, as an Employee, Consultant or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Grantee’s Continuous Service at any time, with or without Cause. Grantee shall not have any rights as a shareholder with respect to any shares of Common Stock subject to the Option unless and until certificates representing the shares have been issued by the Company to the holder of such shares, or the shares have otherwise been recorded on the books of the Company or of a duly authorized transfer agent as owned by such holder.
10.    Transferability of Option. The Option, if an Incentive Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee. The Option, if a Non-Qualified Stock Option, may not be transferred in any manner other than by will or by the laws of descent and distribution, provided, however, that a Non-Qualified Stock Option may be transferred to members of the Grantee’s Immediate Family to the extent and in the manner authorized by the Administrator. The terms of the Option shall be binding upon the executors, administrators, heirs and successors of the Grantee. No assignment or transfer of the Option or the rights represented thereby whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of decent or distribution, or to the Grantee’s Immediate Family in the case of a Non-Qualified Stock Option) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect, If someone other than the Grantee exercises the Option (such as a result of the Grantee’s death), then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.
11.    Term of Option. The Option must be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.
12.    Stop-Transfer Notices. In order to ensure compliance with the restrictions on transfer set forth in this Option Agreement, the Notice or the Plan, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
13.    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
14.    Adjustments  The shares of Common Stock subject to the Option may be adjusted or terminated in any manner as contemplated by Section 10 of the Plan.

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15.    Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal tax consequences of exercise of the Option and disposition of the Shares. This summary is necessarily incomplete, and the tax laws and regulations are subject to change. The Grantee should consult a tax adviser before exercising the Option or disposing of the Shares.
(a)    Exercise of Incentive Stock Option. If the Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as income for purposes of the alternative minimum tax for federal tax purposes and may subject the Grantee to the alternative minimum tax in the year of exercise.
(b)    Exercise of Incentive Stock Option Following Disability. If the Grantee’s Continuous Service terminates as a result of Disability that is not permanent and total disability as such term is defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Grantee must exercise an Incentive Stock Option within three (3) months of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option. Section 22(e)(3) of the Code provides that an individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
(c)    Exercise of Non-Qualified Stock Option. On exercise of a Non-Qualified Stock Option, the Grantee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Grantee is an Employee or a former Employee, the Company will be required to withhold from the Grantee’s compensation or collect from the Grantee and pay to the applicable taxing authorities an amount in cash equal to the applicable withholding tax at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
(d)    Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares acquired by exercise of the Option are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an Incentive Stock Option, if Shares acquired by exercise of the Option are held for more than one year and are disposed of more than two years after the Date of Award, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of prior to the expiration of such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares. The Grantee understands and agrees that the Company shall not be liable or responsible for any additional tax liability the Grantee incurs in the event that the Internal Revenue Service for any reason determines that this Option does not qualify as an incentive stock option within the meaning of the Code.
(e)    Disqualifying Disposition.  If the Grantee disposes of the shares of Common Stock prior to the expiration of either two (2) years from the Grant Date or one (1) year from the date the shares are transferred to the Grantee pursuant to the exercise of the Option, the Grantee shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. The Grantee also agrees to provide the Company with any information concerning any such dispositions as the Company requires for tax.

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16.    Lock-Up Agreement.
(a)    Agreement. The Grantee, if such person is an officer, director or owner of greater than 5% of the Common Stock of the Company at such time (including, for purposes of determining stock ownership, shares of Common Stock issuable upon exercise of options or warrants, or conversion of securities convertible into shares of Common Stock), and if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, or such shorter period of time as the Lead Underwriter may specify. The Grantee further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject to the lock-up period until the end of such period. The Company and the Grantee acknowledge that each Lead Underwriter of a public offering of the Company’s stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 16.
(b)    No Amendment Without Consent of Underwriter. During the period from identification of a Lead Underwriter in connection with any public offering of the Company’s Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 16(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of this Section 16 may not be amended or waived except with the consent of the Lead Underwriter.
17.    No Compensation Deferral. This Option is not intended to constitute “non-qualified deferred compensation” within the meaning of Code Section 409A. To the extent that this Option is nevertheless deemed to be subject to the acceleration of tax imposed under Code Section 409A for any reason, this Option shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date on which this Option was granted (the “Grant Date”). Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that this Option may be or become subject to the acceleration of tax imposed under Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Option or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Administrator determines are necessary or appropriate to (a)  preserve the intended tax treatment of the benefits provided with respect to this Option, or (b) comply with the requirements of Code Section 409A to avoid the acceleration of tax thereunder. Any such action may include, but is not limited to, delaying payment, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, to a Grantee who is a "specified employee" within the meaning of Code Section 409A to the first day following the six-month period (or, if earlier, the date of the Grantee’s death) on the date of the Grantee's “separation of service” as defined in Code Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Administrator nor any Employee, Director or representative of the Company or of any of its Affiliates shall have any liability to Grantee with respect to this Section 17. In the event this Option and or the Award is deemed to be “non-qualified deferred compensation” as defined in Code Section 409A, the value of such non-qualified deferred compensation could become taxable to Grantee, and Grantee agrees to assume and take full responsibility for any such tax consequences.

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18.    No Impact on Other Benefits  The value of the Grantee’s Option is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.
19.    Discretionary Nature of Plan  The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with the Company.
20.    Entire Agreement: Governing Law. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing or writings (including an electronic or facsimile transmission) signed by the Company and the Grantee. Nothing in the Notice, the Plan or this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. The Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
21.    Headings. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation.
22.    Dispute Resolution. The provisions of this Section 22 shall be the exclusive means of resolving disputes arising out of or relating to the Notice, the Plan and this Option Agreement. The Company, the Grantee and the Grantee’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Notice, the Plan and this Option Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute is not resolved by negotiation within ninety (90) days of the written notification, the parties agree that any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement shall be brought in the United States District Court for the District of Colorado (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Colorado state court in City and County of Denver, Colorado) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. The parties also expressly waive any right they have or may have to a jury trial of any such suit, action or proceeding. If any one or more provisions of this Section 22 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.
23.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given, (i) when delivered personally; (ii) when sent by facsimile, with written confirmation of receipt by the sending facsimile machine; (iii) when sent by electronic transmission, upon written confirmation of receipt by

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the receiving party; (iv) five business days after being sent by registered or certified mail, return receipt requested, postage prepaid; or (v) two business days after deposit with a private industry express courier, with written confirmation of receipt, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

Dated:_________________________________	Signed:_________________________________
Grantee

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EXHIBIT A
ADVANCED EMISSIONS SOLUTIONS, INC.
AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Advanced Emissions Solutions, Inc.
9135 South Ridgeline Boulevard, Suite 200
Highlands Ranch, CO 80129

Attention: Secretary
1.    Effective as of today, ______________, the undersigned (“Grantee”) hereby elects to exercise the Grantee’s option to purchase ___________ shares of the Common Stock (the “Shares”) of Advanced Emissions Solutions, Inc. (the “Company”) under and pursuant to the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended from time to time (the “Plan”) and the [  ] Incentive [  ] Non-Qualified Stock Option Award Agreement (the “Option Agreement”) and Notice of Stock Option Award (the “Notice”) dated ______________, ________. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.
2.    Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Grantee further represents and warrants that: Grantee has such knowledge and experience in financial and business matters and/or that Grantee has employed a purchaser representative who has such knowledge and experience in financial and business matters such that Grantee is capable of evaluating, either alone or together with such purchaser representative engaged by Grantee, the merits and risks of exercising the Option and owning the Shares; and (ii) that Grantee is acquiring the Shares subject to the Option for his or her own account and not with any present intention of selling or otherwise distributing the Shares, unless the Shares are registered under the Securities Act of 1933, as amended, in which case Grantee will be free to immediately sell the Shares into any market which may exist therefor.
3.    Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan. The Grantee shall enjoy rights as a stockholder until such time as the Grantee disposes of the Shares.
4.    Stockholders Agreement. As a condition precedent to the exercise of the Option, the Grantee agrees to deliver to the Company an executed Stockholders Agreement, if any, in the form existing at the time of exercise of the Option (as modified by the Company in its discretion).
5.    Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares, which, to the extent selected, shall be deemed to be satisfied by use of the broker-dealer sale and remittance procedure to pay the Exercise Price provided in Section 5(d) of the Option Agreement.

6.    Tax Consultation. The Grantee understands that the Grantee may suffer adverse tax consequences as a result of the Grantee’s purchase or disposition of the Shares. The Grantee represents that the Grantee has consulted with any tax consultants the Grantee deems advisable in connection with the purchase or disposition of the Shares and that the Grantee is not relying on the Company for any tax advice.
7.    Taxes and Withholding. The Grantee agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations and, if the Grantee elects to pay the applicable withholding tax liability by other means than the Company withholding that portion of Grantee's Shares to cover the minimum statutory tax liability, the Grantee herewith delivers to the Company the full amount of such obligations. In the case of an Incentive Stock Option, the Grantee also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Award or within one (1) year from the date the Shares were transferred to the Grantee. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, the Company will withhold that portion of Grantee's Shares to cover the minimum statutory tax liability unless Grantee herewith deliver to the Company the amount of such obligation.
☐
Check the box above if you elect to pay the applicable withholding tax liability by other means than the Company withholding that portion of your Shares to cover the minimum statutory tax liability and are delivering herewith the full amount of such obligations to the Company.

8.    Restrictive Legends. The Grantee understands and agrees that unless the Shares are presently registered under the Securities Act of 1933, as amended, the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT , OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.
9.    Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.
10.    Headings. The captions used in this Exercise Notice are inserted for convenience and shall not be deemed a part of this agreement for construction or interpretation.
11.    Dispute Resolution. The provisions of Section 22 of the Option Agreement shall be the exclusive means of resolving disputes arising out of or relating to this Exercise Notice.

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12.    Governing Law; Severability. This Exercise Notice is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.
13.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (i) when delivered personally; (ii) when sent by facsimile, with written confirmation of receipt by the sending facsimile machine; (iii) when sent by electronic transmission, upon written confirmation of receipt by the receiving party; (iv) five business days after being sent by registered or certified mail, return receipt requested, postage prepaid; or (v) two business days after deposit with a private industry express courier, with written confirmation of receipt, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
14.    Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.
15.    Entire Agreement. The Notice, the Plan, the Option Agreement and Stockholders Agreement, if any, are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing or writings (including an electronic or facsimile transmission) signed by the Company and the Grantee. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:         Accepted by:

GRANTEE:         ADVANCED EMISSIONS SOLUTIONS, INC.,
a Delaware corporation

____________________________________        By: __________________________________________
(Signature)         Title: ________________________________________

Address:         Address:

____________________________________________     9135 South Ridgeline Boulevard, Suite 200
____________________________________________    Highlands Ranch, CO 80129

Email:_____________________________________
Facsimile:__________________________________

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EXHIBIT B
ADVANCED EMISSIONS SOLUTIONS AMENDED AND RESTATED 2007 EQUITY INCENTIVE PLAN
INVESTMENT REPRESENTATION STATEMENT

GRANTEE:

COMPANY:	ADVANCED EMISSIONS SOLUTIONS, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-described securities (the “Shares”), the undersigned Grantee represents to the Company the following:
(a)    Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Grantee is acquiring these Shares for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b)    Grantee acknowledges and understands that unless the Shares are registered under the Securities Act, the shares will constitute “restricted securities” under the Securities Act and will have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon among other things, the bona fide nature of Grantee’s investment intent as expressed herein. Grantee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Shares. Grantee understands that unless the Shares are registered under the Securities Act at the time of issuance, the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.
(c)    Grantee is familiar with the provisions of Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Subject to the availability of certain public information about the Company, if the Shares are not registered for resale under an effective registration statement on file with the Securities and Exchange Commission at the time of the exercise of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144 if Grantee is not an affiliate of the Company and has not been an affiliate for the preceding three months. If Grantee is or has been an affiliate of the Company in the preceding three months, Grantee may resell the Shares pursuant to Rule 144 subject to the satisfaction of certain conditions specified in the rule, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended), (2) the availability of certain public information about the Company, (3) the amount of Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable. The resale must occur not less than six months after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company (within the meaning of Rule 144). Other restrictions may also apply to sales of the Shares, and Grantee understands that the Shares may not be readily resold, and that delays may occur in selling the Shares even if they are eligible for sale under Rule 144.
(d)    Grantee further understands that if all of the applicable requirements of Rule 144 are not satisfied, that registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event, and that the Shares may not be salable by Grantee.

(e)	Grantee represents that Grantee is a resident of the state of ___________________.

Signature of Grantee: _______________________________________ _______________________________________[Print Name of Grantee] Date: ___________________________, _____

Stock Appreciation Rights Agreement

This Stock Appreciation Rights Agreement (this ”Agreement”) is made and entered into as of [DATE] by and between Advanced Emissions Solutions, Inc., a Delaware corporation (the ”Company”) and [EMPLOYEE NAME] (the ”Participant”).

Grant Date: ____________________________________

Number of SARs: ________________________________

Exercise Price per SAR: __________________________

Expiration Date: _________________________________

1.   Grant of SARs.

    1.1.   Grant  The Company hereby grants to the Participant an aggregate of [NUMBER] stock appreciation rights (the “SARs”). Each SAR entitles the Participant to receive, upon exercise, an amount equal to the excess of (a) the Fair Market Value of a share of Common Stock, as set forth in the Plan, on the date of exercise, over (b) the Exercise Price (the “Appreciation Value”). The SARs are being granted pursuant to the terms of the Company’s Amended and Restated 2007 Equity Incentive Plan, as amended (the “Plan”).

    1.2.   Consideration; Subject to Plan  The grant of the SARs is made in consideration of the services rendered and to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Participant’s Employment Agreement with the Company or its Affiliate (the “Employment Agreement”), if applicable, or otherwise as ascribed to them in the Plan.

2.   Vesting.

    2.1.   Vesting Schedule  [The SARs will vest and become exercisable in [three/[ALTERNATIVE NUMBER]] equal installments on each of the [first, second and third/[ALTERNATIVE NUMBERS]] anniversaries of the Grant Date. Except as otherwise provided in this Agreement, the Plan or the Employment Agreement, if applicable, the unvested SARs will not be exercisable on or after the Participant’s termination of Continuous Service.

OR

Each SAR will vest and become exercisable on the [third/[ALTERNATIVE NUMBER]] anniversary of the Grant Date. Except as otherwise provided in this Agreement, the Plan or the Employment Agreement, if applicable, the unvested SARs will not be exercisable on or after the Participant’s termination of Continuous Service.

OR

Each SAR will vest and become exercisable on the date that the Committee certifies the achievement of the performance conditions set forth on Schedule I attached hereto. Except as otherwise provided in this Agreement, the Plan or the Employment Agreement, if applicable, the unvested SARs will not be exercisable on or after the Participant’s termination of Continuous Service.

OR

The SARs will vest and become exercisable (i) only if Amendment No. 4 to the Plan is not approved by the stockholders of the Company on or before June 5, 2017 and, as a result, the Stock Option Award granted to the Participant on the date hereof contingent upon such stockholder approval (the “Contingent Stock Option Award”) terminates and (ii) pursuant to the following schedule:__________________________

Except as otherwise provided in this Agreement, the Plan or the Employment Agreement, if applicable, the unvested SARs will not be exercisable on or after the Participant’s termination of Continuous Service Notwithstanding the foregoing, in no event shall any of the SARs awarded under this Agreement vest if the Contingent Stock Option Award vests or is no longer contingent upon stockholder approval of Amendment No. 4 to the Plan. If the Contingent Stock Option Award vests pursuant to the terms thereof or provisions of the Employment Agreement, the SARs awarded under this Agreement shall not vest, notwithstanding any provision hereunder or under the Employment Agreement.]

    2.2.   Expiration  The SARs will expire and be automatically forfeited on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan. [The SARS will expire and be automatically forfeited immediately upon (i) approval of Amendment No. 4 to the Plan by the stockholders of the Company, if such approval occurs on or before June 5, 2017, and, as a result, the Contingent Stock Option Award is no longer contingent upon such stockholder approval or (ii) vesting of the Contingent Stock Option Award pursuant to the terms thereof or under the provisions of the Employment Agreement.]

3.   Termination of Continuous Service. Except as set forth in the Employment Agreement, if applicable:

    3.1.   Termination for Reasons Other Than Cause, Death, Disability  If the Participant’s Continuous Service is terminated for any reason other than Cause, death or Disability, the Participant may exercise the vested SARs, but only within such period of time ending on the earlier of (a) the date three months following the termination of the Participant’s Continuous Service or (b) the Expiration Date.

    3.2.   Termination for Cause  If the Participant’s Continuous Service is terminated for Cause, the SARs (whether vested or unvested) shall immediately terminate and cease to be exercisable.

    3.3.   Termination due to Disability  If the Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise the vested SARs, but only within such period of time ending on the earlier of (a) the date 12 months following the Participant’s termination of Continuous Service or (b) the Expiration Date.

    3.4.   Termination due to Death  If the Participant’s Continuous Service terminates as a result of the Participant’s death, the vested SARs may be exercised by the Participant’s estate, by a person who acquired the right to exercise the SARs by bequest or inheritance or by the person designated to exercise the SARs upon the Participant’s death, but only within the time period ending on the earlier of (a) the date 12 months following the Participant’s termination of Continuous Service or (b) the Expiration Date.

4.   Manner of Exercise.

    4.1.   When to Exercise  Except as otherwise provided in the Plan or this Agreement, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) may exercise his or her vested SARs, in whole or in part, at any time after vesting and until the Expiration Date or earlier termination pursuant to Section 3 hereof, by following the procedures set forth in this Section 4. If partially exercised, the Participant may exercise the remaining unexercised portion of the SARs at any time after vesting and until the Expiration Date or earlier termination pursuant to Section 3 hereof. No SARs shall be exercisable after the Expiration Date.

    4.2.   Election to Exercise  To exercise the SARs, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company a written notice (or notice through another previously approved method, which could include a web-based or e-mail system) to the Secretary of the Company that sets forth the number of SARs being exercised, together with any additional documents as the Company may require. Each such notice must satisfy whatever then-current procedures apply to the SARs and must contain such representations as the Company requires.

    4.3.   Documentation of Right to Exercise  If someone other than the Participant exercises the SARs, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the SARs.

    4.4.   Date of Exercise  The SARs shall be deemed to be exercised on the business day that the Company receives a fully executed exercise notice. If the notice is received after business hours on such date, then the SAR shall be deemed to be exercised on the business date immediately following the business date such notice is received by the Company.

5.   Withholding. Pursuant to Section 7(d) of the Plan, the Company will withhold that portion of the Appreciation Value to cover the minimum statutory tax liability for any applicable federal, state and local withholding obligations of the Company unless the Participant notifies the Company in the exercise notice that the Participant elects to pay the applicable withholding tax liability by delivering to the Company previously owned and unencumbered shares of Company common stock and delivers such shares to the Company on or before the date of exercise.

6.   Form of Payment. Upon the exercise of all or a portion of the SARs, the Participant shall be entitled to a cash payment equal to the Appreciation Value of the SARs being exercised, less any amounts withheld pursuant to Section 5.

7.   Section 409A; No Deferral of Compensation. This award of SARs is not intended to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A. To the extent that the SARs are nevertheless deemed to be subject to the acceleration of tax imposed under Code Section 409A for any reason, this Agreement shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Grant Date. Notwithstanding any provision herein to the contrary, in the event that following the Grant Date, the Administrator (as defined in the Plan) determines that the SARs may be or become subject to the acceleration of tax imposed under Code Section 409A, the Administrator may adopt such amendments to the Plan and/or this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) preserve the intended tax treatment of the benefits provided with respect to this option, or (b) comply with the requirements of Code Section 409A to avoid the acceleration of tax thereunder. Any such action may include, but is not limited to, delaying payment, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, to a Participant who is a "specified employee" within the meaning of Code Section 409A to the first day following the six-month period (or, if earlier, the date of the Participant’s death) on the date of the Participant's “separation of service” as defined in Code Section 409A. The Company shall use commercially reasonable efforts to implement the provisions of this Section 7 in good faith; provided that neither the Company, the Administrator nor any Employee, Director or representative of the Company or of any of its Affiliates shall have any liability to the Participant with respect to this Section 7.

8.   No Right to Continued Employment. Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, Consultant or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s Continuous Service at any time, with or without Cause.

9.   Transferability. The SARs are not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by him or her. No assignment or transfer of the SARs, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary upon death by will or the laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the SARs will terminate and become of no further effect.

10.   Change in Control. Except as set forth in the Employment Agreement, if applicable:

    10.1.   Effect on SARs  If a Change in Control occurs and the Participant’s Continuous Service is terminated by the Company without Cause (other than for death or Disability) or by the Participant for Good Reason, in either case, within 12 months following the Change in Control but no earlier than June 6, 2017, 100% of the SARs shall become immediately vested and exercisable.

    10.2.   Cash-out  In the event of a Change in Control, the Committee may, in its discretion and upon at least ten (10) days’ advance notice to the Participant, cancel the SARs and pay to the Participant the Appreciation Value of the SARs based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. Notwithstanding the foregoing, if at the time of a Change in Control the Exercise Price of the SAR equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the SAR without the payment of consideration therefor.

11.   Adjustments. The SARs may be adjusted or terminated in any manner as contemplated by Section 10 of the Plan.

12.   Tax Liability and Withholding. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the SARs and (b) does not commit to structure the SARs to reduce or eliminate the Participant’s liability for Tax-Related Items.

13.   Compliance with Law. The exercise of the SARs shall be subject to compliance by the Company and the Participant with all Applicable Laws, including the requirements of any stock exchange on which the Company’s shares of Common Stock may be listed. The Participant may not exercise the SARs if such exercise would violate any applicable Federal or state securities laws or other laws or regulations. The Participant understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

14.   Notices. Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time. If an on-line or electronic system is established for participants in the Plan as described in Section 24 of this Agreement, effective notice may also be given and governed by the notice provisions of such on-line or electronic system.

15.   Governing Law. This Agreement will be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

16.   Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

17. Dispute Resolution. The provisions of this Section 17 shall be the exclusive means of resolving disputes arising out of or relating to the Plan and this Agreement. The Company, the Participant, and the Participant’s assignees (the “parties”) shall attempt in good faith to resolve any disputes arising out of or relating to the Plan and this Agreement by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party’s position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute is not resolved by negotiation within ninety (90) days of the written notification, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan or this Agreement shall be brought in the United States District Court for the District of Colorado (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Colorado state court located in the City and County of Denver, Colorado) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 17 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

17.   SARs Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s stockholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

18.   Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the SARs may be transferred by will or the laws of descent or distribution.

19.   Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

20.   Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the SARs in this Agreement does not create any contractual right or other right to receive any SARs or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

21.   Amendment. The Committee has the right to amend, alter, suspend, discontinue or cancel the SAR, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

22.   No Impact on Other Benefits. The value of the Participant’s SARs is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

23.   Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

24.   Acceptance and Acknowledgement. The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the SARs subject to all of the terms and conditions of the Plan, this Agreement and the Employment Agreement, if applicable. In the event of a conflict between the Plan and this Agreement, the terms of the Plan shall control and in the event of a conflict between this Agreement and the Employment Agreement, the terms of the Employment Agreement shall control. The Company may, in its sole discretion, decide to deliver any documents related to Awards awarded under the Plan or future Awards that may be awarded under the Plan by electronic means or request the Participant’s consent to participate in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. The Participant acknowledges that there may be adverse tax consequences upon exercise of the SARs and that the Participant should consult a tax advisor prior to such exercise.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ADVANCED EMISSIONS SOLUTIONS, INC.
By: _____________________ Name: [Christine B. Amrhein] Title: [General Counsel and Secretary]

[EMPLOYEE NAME]
By: _____________________ Name: